UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc.,
         55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Pacific Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014

Investment Objective

BlackRock Pacific Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund underperformed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•

Stock selection in Japan and China resulted in the Fund’s underperformance for the period. In Japan, the Fund’s holdings of financials stocks were the main detractors from performance, with Sumitomo Mitsui Financial Group, Inc. and Mitsubishi Estate Co. Ltd. having a particularly negative impact. In China, the Fund’s position in Sinopec Engineering Group Co. Ltd. was another significant detractor from results as the stock sold off due to concerns about slower economic growth in China.

•

Conversely, stock selection in the Philippines and India generated positive results for the period. Most notably, in the Philippines, a position in property/leisure conglomerate Megaworld Corp. had a positive impact on returns. In India, fertilizer company UPL Ltd., with its global pesticide business, was the Fund’s largest individual contributor. Shares of UPL Ltd. surged after the company reported earnings far exceeding estimates driven by higher margins. Elsewhere, the Fund benefited from holding Korean semiconductor chip producer SK Hynix, Inc., which performed well amid an improving pricing landscape in the memory chip industry.

Describe recent portfolio activity.

•

During the six-month period, the Fund moved from an overweight in Japan to a neutral weighting relative to the benchmark index given a lower conviction toward some of the Fund’s positions predicated on expectations for reflation in the economy. In contrast, the Fund added to positions in domestic cyclical stocks in India given the potential that an election victory for Modi would kick-start much-needed domestic infrastructure investment. While remaining overweight relative to the benchmark index, the Fund reduced exposure to the Philippines due to rising concerns about the sustainability of the growth outlook versus stock valuations.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country Asia Pacific Index, the Fund was overweight in China, India, Korea and the Philippines, and underweight in Taiwan, Australia, Malaysia and Singapore as of period end. The Fund’s overall positioning reflects a generally positive view on Asian markets for the second half of 2014. China appears to have moved through an economic soft patch, while risks in the country’s financial and property markets appear to be contained. Additionally, continued signs of political and economic reform across the region bode well for improving confidence in the medium-term growth outlook.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Samsung Electronics Co., Ltd.	3%
Commonwealth Bank of Australia	2
Australia & New Zealand Banking Group Ltd.	2
UPL Ltd.	2
Sumitomo Mitsui Financial Group, Inc.	2
Lend Lease Group	2
AIA Group Ltd.	2
MediaTek, Inc.	2
Softbank Corp.	2
Hon Hai Precision Industry Co. Ltd.	2

Geographic Allocation	Percent of Long-Term Investments

Japan	40%
China	14
Australia	13
South Korea	11
Taiwan	7
India	6
Hong Kong	4
Philippines	2
Indonesia	2
Singapore	1

4	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets.

[3]	This index is a free float-adjusted, market-capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.20%	15.74%	N/A	10.52%	N/A	8.03%	N/A
Investor A	2.06	15.43	9.37%	10.26	9.08%	7.77	7.19%
Investor B	1.60	14.44	9.94	9.31	9.03	7.08	7.08
Investor C	1.72	14.59	13.60	9.40	9.40	6.95	6.95
Class R	1.83	14.93	N/A	9.68	N/A	7.29	N/A
MSCI All Country Asia Pacific Index	4.44	14.36	N/A	9.85	N/A	7.12	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,022.00	$4.46	$1,000.00	$1,020.38	$4.46	0.89%
Investor A	$1,000.00	$1,020.60	$5.66	$1,000.00	$1,019.19	$5.66	1.13%
Investor B	$1,000.00	$1,016.00	$10.60	$1,000.00	$1,014.28	$10.59	2.12%
Investor C	$1,000.00	$1,017.20	$9.50	$1,000.00	$1,015.37	$9.49	1.90%
Class R	$1,000.00	$1,018.30	$8.06	$1,000.00	$1,016.81	$8.05	1.61%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	7

Schedule of Investments June 30, 2014 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 12.6%
Australia & New Zealand Banking Group Ltd.	233,971	$7,357,096
BHP Billiton Ltd.	58,898	2,008,695
BHP Billiton PLC	108,533	3,528,299
Commonwealth Bank of Australia	107,030	8,162,970
Cover-More Group Ltd. (a)	1,631,298	2,901,761
Japara Healthcare Ltd. (a)	538,440	1,193,146
Lend Lease Group	551,046	6,812,287
National Australia Bank Ltd.	172,525	5,332,531
Spotless Group Holdings Ltd. (a)	798,594	1,242,506
Suncorp Group Ltd.	363,948	4,647,566

		43,186,857
China — 13.0%
Agricultural Bank of China Ltd., Class H	7,476,000	3,299,707
Byd Co. Ltd., Class H (a)(b)	524,500	3,014,744
China Construction Bank Corp., Class H	4,902,000	3,707,143
China Life Insurance Co. Ltd., Class H	944,000	2,469,804
China Longyuan Power Group Corp., Class H	1,285,000	1,394,916
China Petroleum & Chemical Corp., Class H	1,298,800	1,234,824
China Shanshui Cement Group Ltd.	3,352,000	1,179,084
CNOOC Ltd.	910,000	1,635,875
GCL-Poly Energy Holdings Ltd. (a)	12,115,000	4,049,829
Haitong Securities Co. Ltd., Class H	1,173,200	1,819,154
Jintian Pharmaceutical Group Ltd. (a)(b)	7,443,770	2,555,656
PetroChina Co. Ltd., Class H	4,308,000	5,419,363
Ping An Insurance Group Co. of China Ltd., Class H	415,500	3,216,811
Skyworth Digital Holdings Ltd.	2,368,000	1,130,539
Tencent Holdings Ltd.	189,900	2,888,955
WuXi PharmaTech Cayman, Inc. - ADR (a)	75,696	2,487,371
Zhuzhou CSR Times Electric Co. Ltd., Class H	993,000	3,016,523

		44,520,298
Hong Kong — 4.4%
AIA Group Ltd.	1,317,600	6,620,429
Sands China Ltd.	297,200	2,243,173
Sun Hung Kai Properties Ltd.	222,279	3,050,114
Techtronic Industries Co.	978,500	3,136,771

		15,050,487
India — 6.3%
Biocon Ltd.	367,957	3,246,685
CESC Ltd.	11,946	140,501
Coal India Ltd.	354,671	2,271,275
Glenmark Pharmaceuticals Ltd.	297,671	2,823,710
IDFC Ltd.	766,109	1,721,362
Mahindra & Mahindra Ltd.	117,456	2,243,994
Steel Authority of India Ltd.	1,122,497	1,778,181
UPL Ltd.	1,262,874	7,175,079

		21,400,787
Common Stocks	Shares	Value
Indonesia — 1.7%
Bank Negara Indonesia (Persero) Tbk PT	8,630,500	$3,470,491
Telekomunikasi Indonesia (Persero) Tbk PT	10,586,500	2,202,019

		5,672,510
Japan — 40.2%
The Dai-ichi Life Insurance Co. Ltd.	157,000	2,339,713
Denso Corp.	96,400	4,605,085
East Japan Railway Co.	48,000	3,782,020
FANUC Corp.	26,300	4,541,691
Fuji Media Holdings, Inc.	140,500	2,443,277
FUJIFILM Holdings Corp.	181,800	5,074,147
Hitachi Ltd.	814,000	5,965,861
Honda Motor Co. Ltd.	135,600	4,731,727
Japan Tobacco, Inc.	94,300	3,438,377
JX Holdings, Inc.	694,400	3,715,889
The Kansai Electric Power Co. Inc. (a)	305,200	2,876,855
Kawasaki Kisen Kaisha Ltd.	1,315,000	2,754,040
KDDI Corp.	86,500	5,277,672
Leopalace21 Corp. (a)	554,500	2,860,049
Mitsubishi Corp.	163,300	3,398,992
Mitsubishi Electric Corp.	491,000	6,065,192
Mitsubishi Estate Co. Ltd.	190,000	4,694,045
Mitsubishi UFJ Financial Group, Inc.	789,400	4,845,901
Mitsui & Co. Ltd.	228,900	3,669,640
MS&AD Insurance Group Holdings	87,000	2,102,689
NGK Insulators Ltd.	247,000	5,607,095
Nidec Corp.	35,500	2,183,262
Nippon Shokubai Co. Ltd.	176,000	2,365,693
Nippon Steel & Sumitomo Metal Corp.	1,479,000	4,737,993
NSK Ltd.	294,000	3,825,920
ORIX Corp.	362,900	6,017,169
Shionogi & Co. Ltd.	176,800	3,692,752
Softbank Corp.	85,200	6,349,355
Sumitomo Mitsui Financial Group, Inc.	167,500	7,027,778
Sumitomo Osaka Cement Co. Ltd.	922,000	3,506,867
Takashimaya Co. Ltd.	248,000	2,408,708
Toshiba Corp.	557,000	2,603,659
Toyota Motor Corp.	86,500	5,178,981
West Holdings Corp.	167,400	2,519,760

		137,207,854
Malaysia — 0.1%
Icon Offshore BHD (a)	710,990	409,633
Philippines — 1.9%
Metro Pacific Investments Corp.	14,178,500	1,629,103
Philippine Long Distance Telephone Co.	20,425	1,389,842
Vista Land & Lifescapes, Inc.	23,530,900	3,299,811

		6,318,756
Singapore — 0.9%
Ezion Holdings Ltd.	1,775,200	2,964,261

Portfolio Abbreviations

ADR	American Depositary Receipts
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
South Korea — 8.3%
CJ O Shopping Co. Ltd.		9,457	$3,414,792
Hankook Tire Co. Ltd.		23,638	1,410,267
Hyundai Motor Co.		20,314	4,605,605
NCSoft Corp.		11,823	2,132,463
Samsung Electronics Co. Ltd.		8,032	10,489,380
Samsung Electronics Co. Ltd., Preference Shares		264	276,644
SK Hynix, Inc. (a)		124,500	5,978,224

			28,307,375
Taiwan — 7.2%
Advanced Semiconductor Engineering, Inc.		2,123,000	2,750,990
Cathay Financial Holding Co. Ltd.		2,505,000	3,912,701
Hon Hai Precision Industry Co. Ltd.		1,856,000	6,222,362
MediaTek, Inc.		377,000	6,377,062
Taiwan Semiconductor Manufacturing Co. Ltd.		1,247,000	5,276,734

			24,539,849
Total Common Stocks — 96.6%			329,578,667

Participation Notes
China — 0.6%
Citigroup Global Markets Holdings, Inc. (Chongqing Changan Automobile Co. Ltd.), due 01/20/15	USD	75,500	149,783
Deutsche Bank AG London (Chongqing Changan Automobile Co. Ltd.), due 06/06/17		445,400	883,622
JP Morgan Structured Products (Chongqing Changan Automobile Co. Ltd.), due 02/22/16		537,300	1,065,940

			2,099,345
South Korea — 3.0%
Citigroup Global Markets Holdings, Inc. (Shinhan Financial Group Co. Ltd.), due 1/20/15		97,570	4,517,844
Deutsche Bank AG London (Hana Financial Group, Inc.), due 11/18/19		71,510	2,650,351
Deutsche Bank AG London (Samsung Electronics Co. Ltd.), due 1/24/17		2,223	2,904,532

			10,072,727
Total Participation Notes — 3.6%			12,172,072
Warrants (c)	Shares		Value
Hong Kong — 0.0%
Sun Hung Kai Properties Ltd., (Issued/exercisable 4/23/14, 1 share for 1 warrant, Expires 4/22/16, Strike Price HKD 98.60)		18,333	$23,938
Total Long-Term Investments (Cost — $276,864,127) — 100.2%			341,774,677

Short-Term Securities
Money Market Funds — 0.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)		582,173	582,173

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (d)(e)(f)	USD	1,674	1,674,169
Total Money Market Funds — 0.6%			2,256,342

Time Deposits	Par (000)		Value
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/02/14	HKD	390	50,338
Japan — 0.1%
Brown Brothers Harriman & Co., 0.01% 7/01/14	JPY	42,577	420,288
Total Time Deposits — 0.1%			470,626
Total Short-Term Securities (Cost — $2,726,968) — 0.7%			2,726,968
Total Investments (Cost — $279,591,095) — 100.9%			344,501,645
Liabilities in Excess of Other Assets — (0.9)%			(3,205,016)

Net Assets — 100.0%			$341,296,629

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,699,277	(1,117,104)	582,173	$239
BlackRock Liquidity Series, LLC, Money Market Series	$5,957,608	$(4,283,439)	$1,674,169	$53,193

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	9

Schedule of Investments (continued)

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Fair Value Measurements - Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$2,435,652	$40,751,205	—	$43,186,857
China	2,487,371	42,032,927	—	44,520,298
Hong Kong	—	15,050,487	—	15,050,487
India	—	21,400,787	—	21,400,787
Indonesia	—	5,672,510	—	5,672,510
Japan	—	137,207,854	—	137,207,854
Malaysia	409,633	—	—	409,633
Philippines	—	6,318,756	—	6,318,756
Singapore	—	2,964,261	—	2,964,261
South Korea	—	28,307,375	—	28,307,375
Taiwan	—	24,539,849	—	24,539,849
Participation Notes	—	12,172,072	—	12,172,072
Warrants	23,938	—	—	23,938
Short-Term Securities:
Money Market Funds	582,173	1,674,169	—	2,256,342
Time Deposits	—	470,626	—	470,626

Total	$5,938,767	$338,562,878	—	$344,501,645

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$3,308	—	—	$3,308
Liabilities:
Collateral on securities loaned at value	—	$(1,674,169)	—	(1,674,169)

Total	$3,308	$(1,674,169)	—	$(1,670,861)

As of December 31, 2013, the Fund valued certain equity securities using unadjusted price quotations from an exchange. As of June 30, 2014, the Fund used other observable inputs in determining the value of the same securities. As a result, investments with a beginning of period value of $6,166,238 transferred from Level 1 to Level 2 in the disclosure hierarchy.

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation Notes
Assets:
Opening Balance, as of December 31, 2013	$11,591,542
Transfers into Level 3	—
Transfers out of Level 3[1]	(10,192,489)
Accrued discounts/premiums	—
Net realized gain	7,153
Net change in unrealized appreciation/depreciation[2,3]	(16,312)
Purchases	—
Sales	(1,389,894)

Closing Balance, as of June 30, 2014	—

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[3]	—

[1]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $10,192,489 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	11

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $1,551,306) (cost — $277,334,753)	$342,245,303
Investments at value — affiliated (cost — $2,256,342)	2,256,342
Foreign currency at value (cost — $3,271)	3,308
Dividends receivable	931,615
Investments sold receivable	755,357
Capital shares sold receivable	94,198
Securities lending income receivable — affiliated	7,966
Prepaid expenses	43,375

Total assets	346,337,464

Liabilities
Collateral on securities loaned at value	1,674,169
Investments purchased payable	1,853,762
Deferred foreign capital gain tax payable	811,176
Capital shares redeemed payable	240,742
Investment advisory fees payable	166,737
Service and distribution fees payable	62,628
Officer’s and Directors’ fees payable	2,627
Other affiliates payable	798
Other accrued expenses payable	228,196

Total liabilities	5,040,835

Net Assets	$341,296,629

Net Assets Consist of
Paid-in capital	$265,606,526
Undistributed net investment income	485,672
Accumulated net realized gain	11,098,543
Net unrealized appreciation/depreciation	64,105,888

Net Assets	$341,296,629

Net Asset Value
Institutional — Based on net assets of $152,812,259 and 7,836,228 shares outstanding, 100 million shares authorized, $0.10 par value	$19.50

Investor A — Based on net assets of $145,500,854 and 7,541,315 shares outstanding, 100 million shares authorized, $0.10 par value	$19.29

Investor B — Based on net assets of $1,238,167 and 75,021 shares outstanding, 200 million shares authorized, $0.10 par value	$16.50

Investor C — Based on net assets of $36,520,271 and 2,463,684 shares outstanding, 100 million shares authorized, $0.10 par value	$14.82

Class R — Based on net assets of $5,225,078 and 323,651 shares outstanding, 200 million shares authorized shares authorized, $0.10 par value	$16.14

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends — unaffiliated	$3,679,201
Securities lending — affiliated — net	53,193
Interest	256
Dividends — affiliated	239
Foreign taxes withheld	(290,035)

Total income	3,442,854

Expenses
Investment advisory	990,214
Service — Investor A	176,153
Service and distribution — Investor B	7,293
Service and distribution — Investor C	179,609
Service and distribution — Class R	12,920
Transfer agent — Institutional	101,258
Transfer agent — Investor A	93,135
Transfer agent — Investor B	2,729
Transfer agent — Investor C	27,237
Transfer agent — Class R	9,352
Custodian	67,316
Professional	53,040
Accounting services	48,059
Registration	37,924
Printing	16,088
Officer and Directors	6,427
Miscellaneous	18,265

Total expenses	1,847,019
Less fees waived by Manager	(714)

Total expenses after fees waived	1,846,305

Net investment income	1,596,549

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,437,744
Foreign currency transactions	(87,069)

9,350,675

Net change in unrealized appreciation/depreciation on:
Investments (including $701,918 foreign capital gain tax)	(4,610,072)
Foreign currency translations	6,281

(4,603,791)

Total realized and unrealized gain	4,746,884

Net Increase in Net Assets Resulting from Operations	$6,343,433

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,596,549	$3,278,557
Net realized gain	9,350,675	38,607,130
Net change in unrealized appreciation/depreciation	(4,603,791)	20,112,481

Net increase in net assets resulting from operations	6,343,433	61,998,168

Dividends and Distributions to Shareholders From
Net investment income
Institutional	—	(2,253,841)[1]
Investor A	—	(1,953,518)[1]
Investor B	—	(15,815)[1]
Investor C	—	(370,340)[1]
Class R	—	(61,117)[1]
Net realized gain
Institutional	—	(14,880,920)[1]
Investor A	—	(14,933,081)[1]
Investor B	—	(271,500)[1]
Investor C	—	(4,777,944)[1]
Class R	—	(645,786)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(40,163,862)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(16,779,949)	29,076,924

Net Assets
Total increase (decrease) in net assets	(10,436,516)	50,911,230
Beginning of period	351,733,145	300,821,915

End of period	$341,296,629	$351,733,145

Undistributed (distribution in excess of) net investment income, end of period	$485,672	$(1,110,877)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Financial Highlights

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)
			Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$19.08		$17.75	$14.64	$19.73	$19.43	$14.71

Net investment income[1]	0.11		0.24	0.25	0.28	0.36	0.26
Net realized and unrealized gain (loss)	0.31		3.44	3.34	(4.31)[2]	2.52 [2]	4.75 [2]

Net increase (decrease) from investment operations	0.42		3.68	3.59	(4.03)	2.88	5.01

Dividends and distributions from:
Net investment income	—		(0.31)[3]	(0.41)[3]	(0.15)[3]	(0.26)[3]	(0.29)[3]
Net realized gain	—		(2.04)[3]	(0.07)[3]	(0.91)[3]	(2.32)[3]	—

Total dividends and distributions	—		(2.35)	(0.48)	(1.06)	(2.58)	(0.29)

Net asset value, end of period	$19.50		$19.08	$17.75	$14.64	$19.73	$19.43

Total Investment Return[4]
Based on net asset value	2.20%	[5]	21.22%	24.80%	(20.96)%	15.92%	34.10%

Ratios to Average Net Assets
Total expenses	0.89%	[6]	0.90%	0.95%	0.92%	0.91%	0.97%

Total expenses after fees waived	0.89%	[6]	0.90%	0.95%	0.92%	0.91%	0.97%

Net investment income	1.20%	[6]	1.21%	1.57%	1.60%	1.89%	1.57%

Supplemental Data
Net assets, end of period (000)	$152,812		$153,944	$123,546	$162,425	$161,431	$196,067

Portfolio turnover	20%		121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	15

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)
			Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$18.90		$17.60	$14.52	$19.56	$19.29	$14.61

Net investment income[1]	0.09		0.19	0.22	0.23	0.32	0.22
Net realized and unrealized gain (loss)	0.30		3.41	3.31	(4.27)[2]	2.48 [2]	4.71 [2]

Net increase (decrease) from investment operations	0.39		3.60	3.53	(4.04)	2.80	4.93

Dividends and distributions from:
Net investment income	—		(0.26)[3]	(0.38)[3]	(0.09)[3]	(0.21)[3]	(0.25)[3]
Net realized gain	—		(2.04)[3]	(0.07)[3]	(0.91)[3]	(2.32)[3]	—

Total dividends and distributions	—		(2.30)	(0.45)	(1.00)	(2.53)	(0.25)

Net asset value, end of period	$19.29		$18.90	$17.60	$14.52	$19.56	$19.29

Total Investment Return[4]
Based on net asset value	2.06%	[5]	20.94%	24.56%	(21.17)%	15.63%	33.79%

Ratios to Average Net Assets
Total expenses	1.13%	[6]	1.13%	1.18%	1.17%	1.16%	1.19%

Total expenses after fees waived	1.13%	[6]	1.13%	1.17%	1.17%	1.16%	1.19%

Net investment income	0.95%	[6]	1.00%	1.36%	1.31%	1.68%	1.35%

Supplemental Data
Net assets, end of period (000)	$145,501		$151,723	$136,146	$131,285	$200,191	$201,637

Portfolio turnover	20%		121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Financial Highlights (continued)

	Investor B
	Six Months Ended June 30, 2014 (Unaudited)
			Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$16.24		$15.38	$12.73	$17.34	$17.36	$13.17

Net investment income (loss)[1]	(0.01)		0.03	0.07	0.07	0.14	0.08
Net realized and unrealized gain (loss)	0.27		2.95	2.89	(3.75)[2]	2.20 [2]	4.21 [2]

Net increase (decrease) from investment operations	0.26		2.98	2.96	(3.68)	2.34	4.29

Dividends and distributions from:
Net investment income	—		(0.09)[3]	(0.24)[3]	(0.02)[3]	(0.06)[3]	(0.10)[3]
Net realized gain	—		(2.03)[3]	(0.07)[3]	(0.91)[3]	(2.30)[3]	—

Total dividends and distributions	—		(2.12)	(0.31)	(0.93)	(2.36)	(0.10)

Net asset value, end of period	$16.50		$16.24	$15.38	$12.73	$17.34	$17.36

Total Investment Return[4]
Based on net asset value	1.60%	[5]	19.89%	23.46%	(21.81)%	14.68%	32.61%

Ratios to Average Net Assets
Total expenses	2.12%	[6]	1.96%	2.06%	2.02%	1.98%	2.05%

Total expenses after fees waived	2.12%	[6]	1.96%	2.06%	2.02%	1.98%	2.05%

Net investment income (loss)	(0.13)%	[6]	0.19%	0.47%	0.46%	0.85%	0.55%

Supplemental Data
Net assets, end of period (000)	$1,238		$2,088	$3,097	$3,925	$8,492	$11,570

Portfolio turnover	20%		121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	17

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)
			Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.57		$14.04	$11.66	$15.97	$16.20	$12.31

Net investment income[1]	0.01		0.03	0.07	0.08	0.14	0.08
Net realized and unrealized gain (loss)	0.24		2.70	2.65	(3.46)[2]	2.04 [2]	3.96 [2]

Net increase (decrease) from investment operations	0.25		2.73	2.72	(3.38)	2.18	4.04

Dividends and distributions from:
Net investment income	—		(0.16)[3]	(0.27)[3]	(0.02)[3]	(0.09)[3]	(0.15)[3]
Net realized gain	—		(2.04)[3]	(0.07)[3]	(0.91)[3]	(2.32)[3]	—

Total dividends and distributions	—		(2.20)	(0.34)	(0.93)	(2.41)	(0.15)

Net asset value, end of period	$14.82		$14.57	$14.04	$11.66	$15.97	$16.20

Total Investment Return[4]
Based on net asset value	1.72%	[5]	19.96%	23.62%	(21.81)%	14.72%	32.82%

Ratios to Average Net Assets
Total expenses	1.90%	[6]	1.91%	1.96%	1.96%	1.93%	1.98%

Total expenses after fees waived	1.90%	[6]	1.91%	1.96%	1.96%	1.93%	1.98%

Net investment income	0.19%	[6]	0.22%	0.58%	0.52%	0.90%	0.57%

Supplemental Data
Net assets, end of period (000)	$36,520		$38,354	$33,272	$35,599	$62,452	$69,247

Portfolio turnover	20%		121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Financial Highlights (continued)

	Class R
	Six Months Ended June 30, 2014 (Unaudited)
			Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$15.85		$15.09	$12.51	$17.01	$17.11	$13.01

Net investment income[1]	0.04		0.09	0.11	0.11	0.19	0.11
Net realized and unrealized gain (loss)	0.25		2.90	2.84	(3.68)[2]	2.17 [2]	4.16 [2]

Net increase (decrease) from investment operations	0.29		2.99	2.95	(3.57)	2.36	4.27

Dividends and distributions from:
Net investment income	—		(0.19)[3]	(0.30)[3]	(0.02)[3]	(0.14)[3]	(0.17)[3]
Net realized gain	—		(2.04)[3]	(0.07)[3]	(0.91)[3]	(2.32)[3]	—

Total dividends and distributions	—		(2.23)	(0.37)	(0.93)	(2.46)	(0.17)

Net asset value, end of period	$16.14		$15.85	$15.09	$12.51	$17.01	$17.11

Total Investment Return[4]
Based on net asset value	1.83%	[5]	20.35%	23.88%	(21.58)%	14.97%	32.88%

Ratios to Average Net Assets
Total expenses	1.61%	[6]	1.61%	1.73%	1.74%	1.71%	1.80%

Total expenses after fees waived	1.61%	[6]	1.60%	1.73%	1.74%	1.71%	1.80%

Net investment income	0.47%	[6]	0.54%	0.84%	0.74%	1.11%	0.75%

Supplemental Data
Net assets, end of period (000)	$5,225		$5,624	$4,761	$4,559	$6,305	$5,108

Portfolio turnover	20%		121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	19

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the

20	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	21

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

22	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$1,296,170	$(1,296,170)	—
Deutsche Bank Securities, Inc.	240,329	(240,329)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	14,807	(14,807)	—

Total	$1,551,306	$(1,551,306)	—

[1]

Collateral with a value of $1,674,169 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk, interest rate risk, and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
Net Realized Gain (Loss) From
Equity contracts:

Options[1]	$(920,806)
Foreign currency exchange contracts:
Foreign currency transactions	234

Total	$(920,572)

[1]	Options purchased are included in the net realized gain (loss) from investments.

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — U.S. dollars purchased	3	[2]
Average number of contracts — U.S. dollars sold	1	[2]
Average U.S. dollar amounts purchased	$514,561	[2]
Average U.S. dollar amounts sold	$347,538	[2]
Options:
Average number of option contracts purchased	119
Average notional value of option contracts purchased	$15,735,834

[2]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	23

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded purchased options, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the short fall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark- to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

24	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

First 1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with each of BIM and BlackRock (Hong Kong) Limited (“BHK”), both affiliates of the Manager. The Manager pays BIM and BHK, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $1,720 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2014, the Fund paid the following to affiliates in return for these services, which is included in transfer agent - class specific in the Statements of Operations:

Institutional	$4

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	25

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3,816
Investor A	$2,004
Investor B	$62
Investor C	$273
Class R	$124

For the six months ended June 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,226.

For the six months ended June 30, 2014, affiliates received CDSC as follows:

Investor B	$198
Investor C	$3849

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $13,940 for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $66,587,372 and $77,016,687 respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

26	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$284,383,376

Gross unrealized appreciation	$69,425,321
Gross unrealized depreciation	(9,307,052)

Net unrealized appreciation	$60,118,269

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

As of June 30, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	13%
Semiconductors & Semiconductor Equipment	10
Insurance	8
Automobiles	6
Real Estate Management & Development	6
Electronic Equipment, Instruments & Components	6
Diversified Financial Services	5
Other[1]	46

[1]	All other industries held were each less than 5% of long-term investments.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	27

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	580,942	$10,678,284	1,334,534	$26,715,982
Shares issued in reinvestment of dividends and distributions	—	—	815,455	15,098,977
Shares redeemed	(814,140)	(14,998,653)	(1,040,961)	(20,414,106)

Net increase (decrease)	(233,198)	$(4,320,369)	1,109,028	$21,400,853

Investor A
Shares sold and automatic conversion of shares	287,399	$5,262,783	1,350,394	$25,956,201
Shares issued in reinvestment of dividends and distributions	—	—	788,984	14,477,232
Shares redeemed	(774,671)	(14,063,318)	(1,846,299)	(35,751,436)

Net increase (decrease)	(487,272)	$(8,800,535)	293,079	$4,681,997

Investor B
Shares sold	2,369	$36,151	5,694	$96,709
Shares issued in reinvestment of dividends and distributions	—	—	17,211	271,965
Shares redeemed and automatic conversion of shares	(55,887)	(873,509)	(95,744)	(1,607,267)

Net decrease	(53,518)	$(837,358)	(72,839)	$(1,238,593)

Investor C
Shares sold	150,016	$2,109,360	474,229	$7,277,816
Shares issued in reinvestment of dividends and distributions	—	—	337,502	4,783,902
Shares redeemed	(317,898)	(4,460,864)	(549,691)	(8,417,789)

Net increase (decrease)	(167,882)	$(2,351,504)	262,040	$3,643,929

Class R
Shares sold	71,205	$1,089,892	170,824	$2,814,667
Shares issued in reinvestment of dividends and distributions	—	—	45,892	706,900
Shares redeemed	(102,363)	(1,560,075)	(177,420)	(2,932,829)

Net increase (decrease)	(31,158)	$(470,183)	39,296	$588,738

Total Net Increase (Decrease)	(973,028)	$(16,779,949)	1,630,604	$29,076,924

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Pacific Fund, Inc. (the “Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA” or the “Sub-Advisor”) with respect to the Fund (the “Sub-Advisory Agreement”). At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC with respect to the Fund would expire effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Board also met in person on February 19-21, 2014 (the “February Meeting”) to consider the removal of BlackRock (Hong Kong) Limited as a sub-adviser to the Fund and the initial approval of the Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund. The Sub-Advisory Agreement was substantially the same as the sub-advisory agreements previously approved with respect to the Fund. At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The factors considered by the Board in connection with this approval were substantially the same as the factors considered at the May Meeting.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	29

Disclosure of Investment Advisory Agreement (continued)

performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

30	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, first and fourth quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	31

Disclosure of Investment Advisory Agreement (concluded)

similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved (a) at the February Meeting, the Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund for a two-year term ending March 20, 2016 and (b) at the May Meeting, the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decisions to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Henry Gabbay, Director

Dr. Matina Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Investment Management, LLC Princeton, NJ 08540 BlackRock (Hong Kong) Limited Hong Kong, China	Transfer Agent BNY Mellon Investment Servicing Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	33

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

34	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014	35

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund
	LifePath® Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

36	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2014

These reports are intended for existing shareholders. They are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PAC-6/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: September 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date: September 3, 2014

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